[USAA logo appears here. (R)]





               USAA INTERNATIONAL Fund




                         [Image appears here.]






               Annual Report

--------------------------------------------------------------------------------
               May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            14

      FINANCIAL INFORMATION

         Distributions to Shareholders                                15

         Independent Auditors' Report                                 16

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            26

         Statement of Assets and Liabilities                          27

         Statement of Operations                                      28

         Statements of Changes in Net Assets                          29

         Notes to Financial Statements                                30

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth           Tax Exempt Money Market       Global Titans Index

  Emerging Markets        Treasury Money Market Trust       Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold
                          ------------------------------------------------------
      Growth                    TAXABLE BOND               ASSET ALLOCATION
                          ------------------------------------------------------
  Growth & Income                GNMA Trust               Balanced Strategy

    Income Stock          High-Yield Opportunities       Cornerstone Strategy

    International                  Income               Growth and Tax Strategy

Science & Technology       Intermediate-Term Bond           Growth Strategy

   Small Cap Stock            Short-Term Bond               Income Strategy

     World Growth         ------------------------
                               TAX-EXEMPT BOND
                          ------------------------
                                  Long-Term

                             Intermediate-Term

                                 Short-Term

                              State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INTERNATIONAL FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT



[Photograph of the President and Vice
Chairman of the Board, Christopher
W. Claus, appears here.]                   "AS AN INVESTOR MYSELF, I KNOW
                                           HOW OVERWHELMING IT CAN BE TO
                                           MAKE SMART INVESTMENT DECISIONS
                                           IN VOLATILE MARKET CONDITIONS."



--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------

               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial bench-marking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD



               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA INTERNATIONAL FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Capital   appreciation   with  current   income  as  a  secondary
               objective.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of foreign companies.


--------------------------------------------------------------------------------
                                           5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $419.2 Million       $533.3 Million
  Net Asset Value Per Share                 $18.23               $22.28



--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR                             5 YEARS                           10 YEARS
  -13.84%                             4.87%                              8.92%



               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, the Morgan Stanley Capital International (MSCI)-EAFE Index, and the Lipper International Funds Average for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

                  USAA
              INTERNATIONAL         MSCI-EAFE          LIPPER
                  FUND                INDEX            AVERAGE
              -------------         ---------          -------

05/31/91         $10,000             $10,000           $10,000
11/30/91          10,077               9,726             9,859
05/31/92          11,263               9,663            10,871
11/30/92          10,533               8,937             9,734
05/31/93          12,471              11,247            11,514
11/30/93          13,424              11,106            12,438
05/31/94          15,104              12,773            13,845
11/30/94          15,441              12,754            13,785
05/31/95          15,480              13,403            14,126
11/30/95          16,025              13,720            14,743
05/31/96          18,531              14,834            16,224
11/30/96          19,558              15,333            17,074
05/31/97          21,628              15,952            18,507
11/30/97          21,308              15,272            18,200
05/31/98          24,502              17,724            21,502
11/30/98          21,480              17,784            20,267
05/31/99          22,879              18,498            21,005
11/30/99          26,523              21,537            25,380
05/31/00          27,286              21,669            25,766
11/30/00          24,490              19,453            22,998
05/31/01          23,510              17,884            21,190

DATA FROM 5/31/91 THROUGH 5/31/01.



               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund to the Morgan Stanley Capital International (MSCI)-EAFE Index and the Lipper International Funds Average. The MSCI-EAFE Index is an unmanaged index that reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market. The Lipper Average is an average performance level of all international funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



[Photograph of the Portfolio
Managers appears here.]            From left to right: Albert C. Sebastian, CFA,

                                   and Kevin P. Moore.



--------------------------------------------------------------------------------

HOW DID THE USAA INTERNATIONAL FUND PERFORM?

               For the 12-month period ended May 31, 2001, your USAA International Fund's total return was -13.84%, which compares with the Lipper International Funds Average return of -17.92%, and the Morgan Stanley Capital International (MSCI)-EAFE Index return of -17.46%. The Fund's performance benefited from its overweight position in European and Canadian equities and its underweight position in Japan. Overall, international equity returns were negatively affected by weaker currencies versus the U.S. dollar.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE AND MSCI-EAFE INDEX DEFINITIONS.

               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-25.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE DIFFERENT REGIONS OF THE FUND?


DEVELOPED MARKETS (EXCEPT JAPAN)
--------------------------------------------------------------------------------

               European equity markets were down for the period but outperformed other international markets. The more defensive sectors, such as health care, utilities, financials, and consumer staples, registered positive returns because of downgraded expectations about economic growth. Energy and mining stocks also had positive returns based on firmer commodity prices. Information technology and telecommunication services were by far the worst-performing sectors for the period.

               Overall, our position in Canadian equities had a positive return for the period. Poor performance in the information technology area was offset by the performance of our holdings in the financial, energy, and industrial sectors. Canadian National Railway, our largest position in Canada, performed particularly well.


JAPAN
--------------------------------------------------------------------------------

               Japan underperformed most other markets for the period as the inflated valuations surrounding many Internet-related stocks proved unsustainable. A number of prominent bankruptcies, as well as a deterioration in the asset quality in the banking sector, negatively affected equity performance. The consumer-discretionary, information technology, and telecommunication services sectors were the worst-performing sectors for the period.

 ...CONTINUED
--------------------------------------------------------------------------------


EMERGING MARKETS
--------------------------------------------------------------------------------

               The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico swore in the first president in more than 70 years who did not belong to the long-ruling political party PARTIDO REVOLUCIONARIO INSTITUCIONAL (PRI). In addition, Taiwan also swore in its first president since the founding of the country who was not a member of the long-ruling party KUOMINTANG
               (KMT). Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund. The slowing U.S. economy and the crashing of U.S. technology stocks put considerable pressure on the equity markets in Asia.


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?


DEVELOPED MARKETS
--------------------------------------------------------------------------------

               We have continued our strategy of being overweight in Canada and Europe. Specifically, we added to our banking and our railroad exposure in Canada. In Japan, we have very little exposure to the banking and insurance sectors, and have recently added companies to our defensive names such as Takeda Chemicals and West Japan Railway. Overall, we have continued to be overweight in information technology, with Nokia remaining the largest position in this portion of the Fund.



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-25.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

EMERGING MARKETS
--------------------------------------------------------------------------------

               During the past year, we focused on buying companies that we felt would weather the downturn in global economic growth better than most other companies. We also concentrated on companies that had strong growth prospects linked to industry-specific and/or country-specific factors. For example, we believe that power demand in China will rise considerably during the next several years, so we invested in several Chinese power companies. We sell companies when we believe that their valuations have become too high and/or there is a material change to their operating outlook.


WHAT IS YOUR OUTLOOK?


DEVELOPED MARKETS
--------------------------------------------------------------------------------

               Although the economic slowdown has spread to regions outside the United States, we continue to view Europe and Canada positively. Canada looks particularly attractive because it has a large current account and budget surplus, and is planning to implement financial reform and tax reduction this year. Although the fiscal position of Europe is not as favorable as Canada, many European countries will nevertheless reduce tax rates this year. Also, lawmakers recently agreed on rules that would make hostile takeovers easier in the European Union. We continue to underweight Japanese equities because of the high level of financial and government debt. Japan has few policy tools at its disposal because of its large budget deficit and its need to recapitalize the banking sector.

 ...CONTINUED
--------------------------------------------------------------------------------


EMERGING MARKETS
--------------------------------------------------------------------------------

               We believe that valuations in many emerging markets are quite attractive which, combined with our belief that global economic growth will accelerate into 2002, will provide a positive backdrop for emerging markets. Although there is still no conclusive evidence that global economic growth has begun to rebound, we believe that the aggressive interest rate cuts in the United States support a rebound in growth going forward. Because the performance of emerging markets is closely linked to global growth, we believe the outlook is positive for emerging markets.



               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.






                                ASSET ALLOCATION
                                    5/31/01


A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA International Fund to be:

United Kingdom - 17.3%; Other* - 16.9%; Japan - 13.0%; Canada - 10.4%; Netherlands - 9.1%; France - 8.6%; Finland - 5.1%; Germany - 4.0%; Italy - 4.0%; Sweden - 3.8%; Spain - 3.7%; and Switzerland - 3.2%.


* Includes countries with less than 3% of the portfolio and money market instruments.


     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-25.

14

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


   --------------------------------------
              TOP 10 INDUSTRIES
              (% of Net Assets)
   --------------------------------------

   Drugs                             8.6%

   Banks - Money Center              8.1%

   Telephone                         6.4%

   Insurance - Multiline Companies   5.7%

   Oil - International Integrated    5.0%

   Railroads/Shipping                4.2%

   Banks - Major Regional            3.9%

   Communication Equipment           3.8%

   Chemicals - Specialty             3.7%

   Electronics - Semiconductors      2.5%

   --------------------------------------



                                          ------------------------------------
                                                  TOP 10 EQUITY HOLDINGS
                                                    (% of Net Assets)
                                          ------------------------------------

                                          Nokia Corp. ADR                 3.4%

                                          Canadian National Railway Co.   2.4%

                                          Total Fina S.A. ADR             2.3%

                                          ING Group N.V.                  2.0%

                                          Akzo Nobel N.V.                 1.7%

                                          Coflexip ADR                    1.7%

                                          E. On AG                        1.6%

                                          Reckitt Benckiser plc           1.6%

                                          ENI S.p.A. ADR                  1.5%

                                          Royal Bank Scotland Group       1.5%

                                          ------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS


USAA INTERNATIONAL FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.

               The Fund has elected  under  Section 853 of the Internal  Revenue
               Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $1.20 and $.06, respectively.

                         --------------------------------------
                         Ordinary income*              $ .33682

                         Long-term capital gains         .86578
                                                       --------
                         Total                         $1.20260
                                                       ========
                         --------------------------------------


               Total equalization debit used this year was $5,557,000.




               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

16

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KPMG


THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA INTERNATIONAL FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG LLP

               San Antonio, Texas
               July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             STOCKS (98.5%)
             ARGENTINA (0.0%) A
   114,700   Perez Companc S.A. "B"                                    $     177
--------------------------------------------------------------------------------
             AUSTRALIA (0.1%)
 1,273,000   Pasminco Ltd. *                                                 290
--------------------------------------------------------------------------------
             AUSTRIA (1.0%)
    51,900   Boehler Uddeholm AG                                           1,885
    21,000   VA Technologie AG                                               673
    48,759   Vienna Airport (Flughafen Wien)                               1,567
--------------------------------------------------------------------------------
                                                                           4,125
--------------------------------------------------------------------------------
             BRAZIL (1.0%)
13,570,000   Banco Itau S.A. (Preferred)                                   1,099
    14,900   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar ADR (Preferred)                           389
    30,200   Companhia de Bebidas das Americas ADR (Preferred)               678
15,200,000   Companhia Energetica de Minas Gerais (Cemig) (Preferred) *      148
    19,300   Petroleo Brasileiro S.A. (Preferred)                            489
    19,300   Tele Norte Leste Participacoes S.A. ADR (Preferred)             306
    18,800   Telesp Celular Participacoes S.A. ADR                           328
    27,500   Uniao de Bancos Brasileiros S.A. (Unibanco)  GDR (Preferred)    703
--------------------------------------------------------------------------------
                                                                           4,140
--------------------------------------------------------------------------------
             CANADA (10.4%)
   168,100   Anderson Exploration Ltd. *                                   3,848
    83,800   Bank of Montreal                                              2,121
   148,489   C-MAC Industries, Inc. *                                      4,603
   128,200   Canadian Imperial Bank of Commerce                            4,168
   255,400   Canadian National Railway Co.                                10,252
   103,300   Manulife Financial Corp.                                      2,786
   162,600   Nexen, Inc.                                                   4,158
   137,400   Nortel Networks Corp.                                         1,831
    65,000   Sun Life Financial Services                                   1,424
   230,600   Suncor Energy, Inc.                                           6,224
    89,800   Toronto-Dominion Bank                                         2,321
--------------------------------------------------------------------------------
                                                                          43,736
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CHINA (0.8%)
 2,100,000   Beijing Datang Power                                      $     781
   212,100   China Mobile Ltd. *                                           1,031
 1,835,000   China Petroleum and Chemical Corp. "H"                          353
   406,000   China Unicom Ltd. *                                             661
    14,800   CNOOC  Ltd. ADR *                                               295
   258,000   Legend Holdings Ltd.                                            177
--------------------------------------------------------------------------------
                                                                           3,298
--------------------------------------------------------------------------------
             CZECH REPUBLIC (0.1%)
    91,900   Ceske Energeticke Zavody A.S. *                                 248
--------------------------------------------------------------------------------
             DENMARK (2.0%)
   767,785   Nordea AB                                                     4,267
    96,100   TDC A/S "B" *                                                 4,033
--------------------------------------------------------------------------------
                                                                           8,300
--------------------------------------------------------------------------------
             FINLAND (5.1%)
   175,179   Metso OYJ                                                     1,874
   483,680   Nokia Corp. ADR                                              14,143
   114,950   Perlos Corp.                                                  1,444
   458,500   Sampo OYJ                                                     3,877
--------------------------------------------------------------------------------
                                                                          21,338
--------------------------------------------------------------------------------
             FRANCE (8.6%)
    50,500   Accor S.A.                                                    2,055
    81,522   Aventis S.A.                                                  6,039
   112,886   CNP Assurances                                                3,513
    99,500   Coflexip ADR                                                  7,252
    25,300   Eramet Group                                                    914
   216,000   Gemplus International S.A. *                                    778
    27,200   ISIS S.A.                                                     2,792
    55,100   Renault S.A.                                                  2,570
    64,500   Rhodia S.A.                                                     758
   129,733   Total Fina S.A. ADR                                           9,567
--------------------------------------------------------------------------------
                                                                          36,238
--------------------------------------------------------------------------------
             GERMANY (4.0%)
    56,000   Bayerische Hypo Vereinsbank AG                                2,690
    92,900   Continental AG                                                1,285

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
   135,760   E. On AG                                                  $   6,755
   109,100   Merck KGaA                                                    3,608
    16,910   SAP AG                                                        2,365
--------------------------------------------------------------------------------
                                                                          16,703
--------------------------------------------------------------------------------
             HONG KONG (0.9%)
   347,000   Amoy Properties Ltd.                                            378
   146,000   Cheung Kong Holdings Ltd.                                     1,596
    49,400   Dah Sing Financial Group                                        263
 1,147,000   Giordano International Ltd.                                     651
   222,000   Li & Fung Ltd.                                                  389
    44,000   Sun Hung Kai Properties Ltd.                                    413
--------------------------------------------------------------------------------
                                                                           3,690
--------------------------------------------------------------------------------
             HUNGARY (0.1%)
     4,700   Magyar Tavkozlesi Rt. (MATAV) ADR                                72
     8,800   MOL Magyar Olaj - es Gazipari Rt.                               128
--------------------------------------------------------------------------------
                                                                             200
--------------------------------------------------------------------------------
             INDIA (0.8%)
    24,500   Cipla Ltd. *                                                    577
    32,400   Hindalco Industries Ltd.                                        597
    12,800   Infosys Technologies Ltd.                                     1,028
    23,100   ITC Ltd.                                                        391
    81,600   Larsen & Toubro Ltd.                                            431
    27,500   Reliance Industries Ltd.                                        230
     6,700   Wipro Ltd.                                                      239
--------------------------------------------------------------------------------
                                                                           3,493
--------------------------------------------------------------------------------
             ISRAEL (0.3%)
    10,400   Check Point Software Technologies Ltd. *                        560
    14,400   Teva Pharmaceutical Industries Ltd. ADR                         832
--------------------------------------------------------------------------------
                                                                           1,392
--------------------------------------------------------------------------------
             ITALY (4.0%)
   100,300   ENI S.p.A. ADR                                                6,489
   478,500   Italgas S.p.A.                                                4,075
   177,900   Telecom Italia S.p.A.                                         1,699
   868,000   Telecom Italia S.p.A. Savings                                 4,558
--------------------------------------------------------------------------------
                                                                          16,821
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             JAPAN (13.0%)
    58,000   Asatsu DK                                                 $   1,354
    81,000   Daibiru Corp.                                                   538
   125,000   Fujitsu Ltd.                                                  1,622
    49,000   Ito-Yokado Co. Ltd.                                           2,568
    48,400   Meitec Corp.                                                  1,645
   280,000   Mitsui Fudosan Co. Ltd.                                       2,662
    36,500   Murata Manufacturing Co. Ltd.                                 2,905
   480,000   Nikko Securities Co. Ltd.                                     3,896
       500   Nippon Telegraph & Telephone Corp. (NTT)                      3,096
       140   NTT Mobile Communication Network, Inc.                        2,685
    80,300   Paris Miki, Inc.                                              2,384
    11,800   Pasona Softbank, Inc.                                           116
    66,250   Sanix, Inc.                                                   3,349
    56,000   Shin-Etsu Chemical Co. Ltd.                                   2,167
    75,500   Sony Corp.                                                    5,824
   367,000   Sumitomo Corp.                                                2,627
   135,000   Sumitomo Electric Industries Ltd.                             1,803
   117,000   Takeda Chemical Industries Ltd.                               5,954
   500,000   Toshiba Corp.                                                 2,839
       856   West Japan Railway                                            4,328
--------------------------------------------------------------------------------
                                                                          54,362
--------------------------------------------------------------------------------
             KOREA (1.6%)
    27,000   Housing & Commercial  Bank                                      594
    28,000   Hyundai Motor Co. Ltd                                           552
    51,864   Korea Telecom Corp. ADR                                       1,208
    13,300   Korea Telecom Freetel *                                         416
     9,864   Samsung Electronics Co. Ltd.                                  1,633
     8,100   Samsung SDI Co. Ltd.                                            388
    10,100   Samsung Securities Co. Ltd. *                                   304
   144,000   Shinhan Bank                                                  1,355
     1,700   Sk Telecom Co. Ltd.                                             291
--------------------------------------------------------------------------------
                                                                           6,741
--------------------------------------------------------------------------------
             MALAYSIA (0.1%)
   227,500   Public Bank Bhd                                                 153
   300,300   Public Bank Bhd (Local)                                         181
   102,000   Sime Darby Bhd                                                  103
    64,000   Telekom Malaysia Bhd                                            134
--------------------------------------------------------------------------------
                                                                             571
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MEXICO (1.7%)
    38,000   America Movil S.A. de C.V. ADR *                          $     775
    19,700   Cemex S.A. de C.V. ADR                                          522
    64,400   Coca Cola Femsa S.A. de C.V. ADR                              1,439
    19,900   Fomento Economico Mexicano S.A. de C.V. ADR                     853
   473,600   Grupo Financiero Banamex Accival S.A. de C.V. "O"             1,218
   725,100   Grupo Financiero BBVA Bancomer S.A. de C.V. *                   669
    12,600   Grupo Modelo S.A. de C.V. "C"                                    33
    38,600   Telefonos de Mexico S.A. de C.V. ADR                          1,331
    20,700   Tubos de Acero de Mexico S.A. ADR                               264
--------------------------------------------------------------------------------
                                                                           7,104
--------------------------------------------------------------------------------
             NETHERLANDS (9.1%)
   166,600   Akzo Nobel N.V.                                               7,185
   111,200   Fortis NL N.V.                                                2,739
    46,000   Gucci Group N.V.                                              4,155
   128,102   ING Group N.V.                                                8,341
   107,281   Koninklijke KPN N.V. *                                        1,001
   227,171   Koninklijke Philips Electronics N.V.                          6,293
   118,900   Oce-van der Grinten N.V.                                      1,473
   218,500   Versatel Telecom *                                              924
    80,200   VNU N.V.                                                      3,140
   134,100   Vopak Kon                                                     3,034
--------------------------------------------------------------------------------
                                                                          38,285
--------------------------------------------------------------------------------
             NORWAY (0.9%)
   100,000   DNB Holdings ASA                                                422
   455,100   Storebrand ASA                                                3,393
--------------------------------------------------------------------------------
                                                                           3,815
--------------------------------------------------------------------------------
             POLAND (0.1%)
    66,600   Telekomunikacja Polska S.A.                                     346
--------------------------------------------------------------------------------
             PORTUGAL (2.6%)
   971,112   Banco Comercial Portugues S.A.*                               3,835
   311,000   Brisa-Auto Estrada de Portugal S.A.                           2,816
   341,600   Portugal Telecom S.A. ADR *                                   2,726
   139,786   Telecel-Comunicacoes Pessoais S.A. *                          1,310
--------------------------------------------------------------------------------
                                                                          10,687
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             RUSSIA (0.2%)
    15,100   LUKoil Holdings ADR                                       $     786
--------------------------------------------------------------------------------
             SINGAPORE (0.2%)
   177,000   Overseas Union Bank                                             680
--------------------------------------------------------------------------------
             SOUTH AFRICA (0.9%)
    77,400   ABSA Group Ltd.                                                 338
     5,100   Anglo American Platinum Corp.                                   267
    59,400   Anglo American plc                                              960
     7,600   Impala Platinum Holdings Ltd.                                   449
    20,000   Nedcor Ltd.                                                     379
    58,000   SASOL Ltd.                                                      572
    29,200   South African Breweries plc                                     217
   168,800   Standard Bank Investment Corp. Ltd.                             710
--------------------------------------------------------------------------------
                                                                           3,892
--------------------------------------------------------------------------------
             SPAIN (3.7%)
   238,170   Altadis S.A.                                                  2,954
   356,000   Banco Bilbao Vizcaya Argentaria                               4,847
   222,350   Repsol S.A.                                                   3,960
    84,880   Telefonica de Espana S.A. ADR *                               3,768
--------------------------------------------------------------------------------
                                                                          15,529
--------------------------------------------------------------------------------
             SWEDEN (3.8%)
   239,980   Autoliv, Inc. GDR                                             4,402
 1,101,916   Nordea AB                                                     6,124
   182,880   Skandinaviska Enskilda Banken "A"                             1,686
   764,215   Swedish Match AB                                              3,525
--------------------------------------------------------------------------------
                                                                          15,737
--------------------------------------------------------------------------------
             SWITZERLAND (3.2%)
   130,160   Novartis AG                                                   4,943
    44,800   STMicroelectronics N. V.                                      1,593
     3,917   Sulzer AG P.C.                                                1,497
   111,952   Syngenta AG *                                                 5,512
--------------------------------------------------------------------------------
                                                                          13,545
--------------------------------------------------------------------------------
             TAIWAN (0.9%)
    55,000   Ambit Microsystems Corp.                                        295
    36,000   Asustek Computer, Inc.                                          175
   961,000   Bank Sinopac *                                                  434

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

                                                                          MARKET
    NUMBER                                                                 VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
   900,000   China Steel Corp.                                         $     483
   274,000   Chinatrust Commercial Bank *                                    192
    98,750   Compal Electronics, Inc.                                        132
   128,000   Delta Electronics, Inc.                                         283
    40,000   Quanta Computer, Inc.                                           133
   324,280   Taiwan Semiconductor Manufacturing Co. *                        856
   361,300   United Microelectronics *                                       554
    47,000   Via Technologies, Inc. *                                        361
--------------------------------------------------------------------------------
                                                                           3,898
--------------------------------------------------------------------------------
             UNITED KINGDOM (17.3%)
   106,700   AstraZeneca Group plc                                         5,031
   400,000   Bank of Scotland                                              4,537
 1,112,100   Billiton plc                                                  5,657
    57,200   BOC Group plc                                                   860
   240,500   Cable & Wireless plc                                          1,569
   698,900   Cadbury Schweppes plc                                         4,511
   300,132   Celltech Group plc *                                          5,039
   335,100   CGNU plc                                                      4,390
 2,048,000   Cookson Group plc                                             4,791
 1,414,400   Corporate Services Group plc *                                1,013
    72,200   GlaxoSmithkline plc ADR                                       3,949
   745,000   Old Mutual plc                                                1,640
   210,700   Powergen plc                                                  2,163
   522,500   Reckitt Benckiser plc                                         6,912
   401,433   Reuters Group plc                                             5,607
   280,860   Royal Bank Scotland Group                                     6,452
   931,790   Tomkins plc                                                   2,497
    10,000   Vodafone Group plc ADR                                          259
   521,058   WPP Group plc                                                 5,667
--------------------------------------------------------------------------------
                                                                          72,544
--------------------------------------------------------------------------------
             Total stocks (cost: $339,269)                               412,711
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            BOND (0.2%)
            JAPAN
$   1,000   MBL International Finance (Bermuda) Trust Convertible
              Note, 3.00%, 11/30/2002  (cost: $1,000)                  $   1,011
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (0.4%)

    1,567   Federal National Mortgage Association
              Discount Note, 4.09%, 6/1/2001 (cost: $1,567)                1,567
--------------------------------------------------------------------------------
            Total investments (cost: $341,836)                         $ 415,289
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA INTERNATIONAL Fund

May 31, 2001


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            Drugs                                                8.6%
            Banks - Money Center                                 8.1
            Telephones                                           6.4
            Insurance - Multiline Companies                      5.7
            Oil - International Integrated                       5.0
            Railroads/Shipping                                   4.2
            Banks - Major Regional                               3.9
            Communication Equipment                              3.8
            Chemicals - Specialty                                3.7
            Electronics - Semiconductors                         2.5
            Electric Utilities                                   2.4
            Oil & Gas - Drilling/Equipment                       2.4
            Manufacturing - Diversified Industries               2.1
            Oil & Gas - Exploration & Production                 2.0
            Electronics - Computer Distributors                  1.8
            Advertising/Marketing                                1.7
            Household Products                                   1.6
            Investment Banks/Brokerage                           1.6
            Metals/Mining                                        1.6
            Telecommunications - Cellular/Wireless               1.6
            Tobacco                                              1.6
            Home Furnishings & Appliances                        1.5
            Oil - Domestic Integrated                            1.5
            Auto Parts                                           1.4
            Beverages - Nonalcoholic                             1.4
            Leisure Time                                         1.4
            Services - Data Processing                           1.3
            Finance - Diversified                                1.2
            Real Estate Investment Trusts                        1.2
            Retail - Specialty                                   1.2
            Computer Software & Service                          1.0
            Natural Gas Utilities                                1.0
            Services - Commercial & Consumer                     1.0
            Services - Facilities & Environment                  1.0
            Textiles - Apparel                                   1.0
            Other                                                9.7
                                                                ----
            Total                                               99.1%
                                                                ====

26

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA INTERNATIONAL Fund

May 31, 2001



GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.



SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Represents less than 0.1% of net assets.

          * Non-income-producing security.





          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA INTERNATIONAL Fund
May 31, 2001


ASSETS

   Investments in securities, at market value (identified cost of $341,836)    $ 415,289
   Cash                                                                            1,872
   Cash denominated in foreign currencies (identified cost of $538)                  511
   Receivables:
      Capital shares sold                                                             51
      Dividends and interest                                                       1,421
      Securities sold                                                                999
                                                                               ---------
         Total assets                                                            420,143
                                                                               ---------

LIABILITIES

   Securities purchased                                                              239
   Unrealized depreciation on foreign currency contracts held, at value                3
   Capital shares redeemed                                                           225
   USAA Investment Management Company                                                275
   USAA Transfer Agency Company                                                       58
   Accounts payable and accrued expenses                                             107
                                                                               ---------
         Total liabilities                                                           907
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 419,236
                                                                               =========

REPRESENTED BY:

   Paid-in capital                                                             $ 355,900
   Accumulated undistributed net investment income                                 2,495
   Accumulated net realized loss on investments                                  (12,521)
   Net unrealized appreciation of investments                                     73,453
   Net unrealized depreciation on foreign currency translations                      (91)
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 419,236
                                                                               =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                22,999
                                                                               =========
   Net asset value, redemption price, and offering price per share             $   18.23
                                                                               =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)



USAA INTERNATIONAL Fund

Year ended May 31, 2001



NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $1,256)             $   9,059
      Interest                                                              632
                                                                      ---------
         Total income                                                     9,691
                                                                      ---------
   Expenses:
      Management fees                                                     3,665
      Transfer agent's fees                                               1,058
      Custodian's fees                                                      547
      Postage                                                               149
      Shareholder reporting fees                                             25
      Trustees' fees                                                          5
      Registration fees                                                      65
      Professional fees                                                      41
      Other                                                                  10
                                                                      ---------
         Total expenses                                                   5,565
      Expenses paid indirectly                                               (2)
                                                                      ---------
         Net expenses                                                     5,563
                                                                      ---------
            Net investment income                                         4,128
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on:
      Investments                                                        (7,466)
      Foreign currency transactions                                        (380)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (67,540)
      Foreign currency translations                                         (62)
                                                                      ---------
            Net realized and unrealized loss                            (75,448)
                                                                      ---------
Decrease in net assets resulting from operations                      $ (71,320)
                                                                      =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA INTERNATIONAL Fund

Years ended May 31,


                                                             2001        2000
                                                          ---------------------
FROM OPERATIONS

   Net investment income                                  $   4,128   $   4,128
   Net realized gain (loss) on investments                   (7,466)     49,694
   Net realized loss on foreign currency transactions          (380)       (369)
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (67,540)     42,918
      Foreign currency translations                             (62)        107
                                                          ---------------------
      Increase (decrease) in net assets resulting
         from operations                                    (71,320)     96,478
                                                          ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                     (2,703)     (4,591)
                                                          ---------------------
   Net realized gains                                       (26,625)    (28,406)
                                                          ---------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                312,384     240,240
   Reinvested dividends                                      27,945      31,612
   Cost of shares redeemed                                 (353,750)   (301,910)
                                                          ---------------------
      Decrease in net assets from capital
         share transactions                                 (13,421)    (30,058)
                                                          ---------------------
   Net increase (decrease) in net assets                   (114,069)     33,423

NET ASSETS

   Beginning of period                                      533,305     499,882
                                                          ---------------------
   End of period                                          $ 419,236   $ 533,305
                                                          =====================
Accumulated undistributed net investment income:
   End of period                                          $   2,495   $   2,340
                                                          =====================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               15,543      10,754
   Shares issued for dividends reinvested                     1,233       1,403
   Shares redeemed                                          (17,707)    (13,485)
                                                          ---------------------
      Decrease in shares outstanding                           (931)     (1,328)
                                                          =====================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA INTERNATIONAL Fund

May 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA International Fund (the Fund). The Fund's investment objective is capital appreciation with current income as a secondary objective.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value,

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA INTERNATIONAL Fund

May 31, 2001



                  using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund elected to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended May 31, 2001, reduced accumulated undistributed net investment income and increased accumulated net realized loss. As a result of this and other permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase paid-in capital by $5,557,000, decrease accumulated undistributed net investment income by $1,270,000, and increase accumulated net realized loss on investments by $4,287,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA INTERNATIONAL Fund

May 31, 2001



          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

          Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

          Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. See Note 1(B). Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

NOTES
--------------------------------------------------------------------------------
                             to FINANCIAL Statements
                             (continued)



USAA INTERNATIONAL Fund

May 31, 2001



          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $2,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INTERNATIONAL Fund

May 31, 2001



(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had a post-October deferred capital loss for federal income tax purposes of $11,375,000, which will be recognized for tax purposes on the first day of the following fiscal year.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases  and proceeds  from sales of  securities,  excluding
          short-term  securities,   for  the  year  ended  May  31,  2001,  were
          $154,962,000 and $188,636,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $342,981,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $117,371,000 and $45,063,000, respectively.


(5)  FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in con-

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA INTERNATIONAL Fund

May 31, 2001


          nection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At May 31, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          Foreign Currency Contracts to Buy:


-----------------------------------------------------------------------------------
                           U.S. DOLLAR
 EXCHANGE   CONTRACTS TO   VALUE AS OF    IN EXCHANGE     UNREALIZED    UNREALIZED
   DATE        RECEIVE       5/31/01    FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------
 06/01/01        463          $196           $197            $ -            $(1)
           Brazilian Real
-----------------------------------------------------------------------------------


         Foreign Currency Contracts to Sell:


-----------------------------------------------------------------------------------
                           U.S. DOLLAR
 EXCHANGE   CONTRACTS TO   VALUE AS OF    IN EXCHANGE     UNREALIZED    UNREALIZED
   DATE        DELIVER       5/31/01    FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------
 06/01/01      21,983         $185           $183            $ -            $(2)
            Japanese Yen
-----------------------------------------------------------------------------------


36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA INTERNATIONAL Fund

May 31, 2001



(6)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA INTERNATIONAL Fund

May 31, 2001



(8)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                              Year Ended May 31,
                           --------------------------------------------------------
                             2001        2000        1999        1998        1997
                           --------------------------------------------------------
Net asset value at
   beginning of period     $  22.28    $  19.79    $  21.94    $  21.03    $  18.71
Net investment income           .16         .11         .21         .19         .15
Net realized and
   unrealized gain (loss)     (3.01)       3.70       (1.62)       2.41        2.87
Distributions from net
   investment income           (.11)       (.18)       (.19)       (.12)       (.20)
Distributions of realized
   capital gains              (1.09)      (1.14)       (.55)      (1.57)       (.50)
                           --------------------------------------------------------
Net asset value at
   end of period           $  18.23    $  22.28    $  19.79    $  21.94    $  21.03
                           ========================================================
Total return (%) *           (13.84)      19.26       (6.63)      13.29       16.72
Net assets at end
   of period (000)         $419,236    $533,305    $499,882    $628,655    $616,576
Ratio of expenses to
   average net assets (%)      1.14a       1.11        1.12        1.05        1.09
Ratio of net investment
   income to average
   net assets (%)               .84         .73         .98         .87         .79
Portfolio turnover (%)        32.75       39.75       37.69       42.97       46.03


 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Reflects total expenses prior to any custodian fee offset arrangement.

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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